EXHIBIT 99.1

FOR IMMEDIATE RELEASE

EMCORE Corporation Announces Delay in Filing of 10-K

Albuquerque, New Mexico, December 29, 2010 – EMCORE Corporation (NASDAQ: EMKR – News), a leading provider of compound semiconductor–based components and subsystems for the broadband, fiber optic, satellite, and terrestrial solar power markets, today announced that the Company would be delaying its filing of its Form 10-K filing.

In March 2010, the Company announced that it had changed auditors from Deloitte & Touche LLP to KPMG LLP.  On December 28, 2010, the Company was informed by the prior auditor, Deloitte & Touche LLP (“Deloitte”), the independent auditing firm that conducted the audit of the Company’s financial statements for the fiscal years ended September 30, 2008 and 2009, that they have not completed their procedures to re-issue their opinion with respect to the Company’s financial statements for those fiscal years.  Deloitte is specifically reviewing their audit procedures performed on the Company’s goodwill and intangible assets accounts.  As a result, the Company is unable to file the 2010 Form 10-K at this time.  The Company intends to file the 2010 Form 10-K as promptly as practicable once Deloitte is able to re-issue its opinion with respect to the prior fiscal years.

About EMCORE:

EMCORE Corporation is a leading provider of compound semiconductor-based components and subsystems for the fiber optics and solar power markets. EMCORE's Fiber Optics segment offers optical components, subsystems and systems that enable the transmission of video, voice and data over high-capacity fiber optic cables for high-speed data and telecommunications, cable television (CATV) and fiber-to-the-premises (FTTP) networks. EMCORE's Solar Power segment provides solar products for satellite and terrestrial applications. For satellite applications, EMCORE offers high-efficiency compound semiconductor-based gallium arsenide (GaAs) solar cells, covered interconnect cells and fully integrated solar panels. For terrestrial applications, EMCORE offers concentrating photovoltaic (CPV) systems for utility scale solar applications as well as offering its high-efficiency GaAs solar cells and CPV components for use in solar power concentrator systems. For specific information about our company, our products or the markets we serve, please visit our website at http://www.emcore.com.

Forward–Looking Statements:

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. EMCORE believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to risks affecting Wells Fargo Capital Finance, and other factors that could affect EMCORE’s business, financial conditions and results of operations are included in EMCORE’s Annual Report on Form 10-K under the caption “Risk Factors,” and updated by EMCORE’s subsequent filings with the SEC, all of which are available at the SEC’s website at http://www.sec.gov.  You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.  EMCORE does not intend, and disclaims any obligation, to update any forward−looking information contained in this release or with respect to the announcements described herein.

Contact:

EMCORE Corporation
Mark Weinswig
Chief Financial Officer
(505) 332-5000
info@emcore.com

TTC Group
Victor Allgeier
(646) 290-6400
vic@ttcominc.com